Other Transactions With Related Parties	5 Months Ended	9 Months Ended	12 Months Ended
	Jun. 09, 2009	Sep. 30, 2011	Dec. 31, 2010
Other Transactions With Related Parties [Abstract]
Other Transactions With Related Parties

Note 19. Other Transactions with Related Parties

The Company engages in transactions with unconsolidated subsidiaries, associated companies and other related parties on commercial terms that are normal in the respective markets, considering the characteristics of the goods and services involved.

Cerberus, Daimler and Holding

U.S. Treasury Loan Agreement with Holding

As described in Note 2, Basis of Presentation, on December 31, 2008, Holding entered into the U.S. Treasury Loan Agreement, which was subsequently amended on January 2, 2009, pursuant to which the U.S. Treasury agreed to provide Holding with a $4.0 billion secured term loan facility. On January 2, 2009, Holding borrowed $4.0 billion under the facility and simultaneously contributed the proceeds to the Company. On April 29, 2009, and in accordance with the Warranty Commitment Program, the U.S. Treasury Loan Agreement was amended to increase the Facility by $280 million for the Warranty SPV. As additional consideration for the borrowings, the U.S. Treasury required Holding to provide a total of $285 million of senior secured notes as a cost of borrowing.

In March 2009, the Company paid $5 million of debt issuance costs on behalf of Holding in connection with the U.S. Treasury Loan Agreement, which has been reflected as a reduction in the total proceeds received from Holding related to this agreement.

Effective March 31, 2009, interest payments are required quarterly. On March 31, 2009, the Company returned $52 million of capital to Holding and Holding made the required $52 million interest payment to the U.S. Treasury.

Settlements

On March 31, 2009, Daimler transferred its ownership of 23 NSCs to Holding, which simultaneously transferred its ownership of the NSCs to the Company. Prior to March 31, 2009, the financial results of the NSCs were consolidated by the Company as the primary beneficiary of these VIEs. The accompanying Consolidated Balance Sheets and Consolidated Statements of Operations for the year ended December 31, 2008 include total assets and revenues for the NSCs of approximately $2,595 million and $3,850 million, respectively. In connection with the transfer, the Company paid Daimler $99 million in exchange for the settlement of $415 million of trade payables and other international obligations due to Daimler and $368 million of the NSCs financial liabilities to Daimler and recognized a net gain of $684 million during the period from January 1, 2009 to June 9, 2009. The gain is included in Gain on NSC Settlement in the accompanying Consolidated Statements of Operations.

On April 17, 2009, the Company, Holding and Daimler signed a binding agreement related to the settlement of a majority of the outstanding tax issues between the parties. In accordance with the agreement, Daimler would have no indemnity obligations to the Company or Holding for taxes other than for those associated with Canadian income tax disputes between the Company and the CRA for taxable periods ending on or before August 3, 2007, various IRS audit issue obligations arising prior to August 3, 2007 and other less significant Daimler tax obligations. On June 3, 2009, the Company and certain of its subsidiaries entered into an agreement with Holding and Daimler which modified the above tax agreement to resolve certain issues raised in connection with the Canadian income tax dispute. In addition, Daimler waived its right to certain tax refunds for periods prior to August 3, 2007. As a result, in June 2009, the Company recognized a reduction in income tax expense of $196 million and a corresponding increase in the amount of the tax indemnity. In connection with the Fiat Transaction, these agreements were subsequently assigned to and assumed by New Chrysler. Refer to Note 14, Income Taxes, for additional information related to the tax agreements.

On April 17, 2009, the Company, Holding and Daimler signed a binding agreement related to the settlement of certain trade receivables and payables resulting in a net payment of $140 million by the Company to Daimler, as well as the transfer of all membership interests of MBTech Autodie LLC from Daimler to the Company.

On June 5, 2009, the Company, Holding, Cerberus, Daimler and the PBGC entered into a binding agreement settling various matters. Pursuant to the terms of the Daimler Settlement agreement, Cerberus surrendered its ownership in Holding and Cerberus and Daimler agreed to forgive and extinguish debt owing under the $2.0 billion Second Lien Credit Agreement, subject to certain conditions. As explained in Note 1, Background and Nature of Operations, as a result of the Adversary Proceeding filed on August 17, 2009, Daimler informed the Debtors that it had not released its lien on the Debtors' assets and was reserving its rights with respect to its portion of the debt under the Second Lien Credit Agreement. As a result, the amount outstanding under the Second Lien Credit Agreement was approximately $1.5 billion at June 9, 2009. For the period from January 1, 2009 to June 9, 2009, the Company recorded a gain on extinguishment of debt and related accrued interest totaling $519 million on the Second Lien Credit Agreement. This gain is included in Reorganization Expense, Net in the accompanying Consolidated Statements of Operations (See Note 22, Reorganization Expense, Net).

Pursuant to the terms of the June 5, 2009 Daimler Settlement Agreement, Daimler also agreed to make three equal cash payments to the Company totaling $600 million, which are to be used to fund contributions into the Company's U.S. pension plans over the next three years. This receivable and certain pension plans were subsequently transferred to New Chrysler as a result of the Fiat Transaction. The Company recognized a $600 million gain related to this settlement during the period from January 1, 2009 to June 9, 2009, which is included in Gain on Daimler Pension Contribution in the accompanying Consolidated Statements of Operations.

In addition, on June 5, 2009, Daimler's 19.9 percent ownership interest in Holding was redeemed in exchange for the settlement of various claims between Daimler and Holding. This transaction did not impact the Company's financial statements.

Warranty SPV

As described in Note 2, Basis of Presentation, the Warranty Commitment Program, established by the U.S. Government, ensures warranty claims submitted to domestic automakers will be paid to consumers regardless of the automakers existence. The Warranty Commitment Program mandates that a reserve is established equal to 125 percent of the estimated warranty costs for each new U.S. vehicle sold by the Company during the period from March 31, 2009 through June 30, 2009. The Company is required to contribute 15 percent of the estimated warranty costs and the U.S. Treasury is responsible for the remaining 110 percent. On April 29, 2009, and in accordance with the Warranty Commitment Program, $318 million of capital contributions were made to the Warranty SPV, of which $38 million were from the Company and $280 million were from the U.S. Treasury via loans to Holding under the U.S. Treasury Loan Agreement. See Note 23, Subsequent Events, for additional information related to the Warranty SPV.

Other Transactions with Cerberus

Cerberus has historically retained consultants that specialize in operations management and support and who provide management and operational consulting services to Cerberus concerning portfolio companies in which funds and accounts managed by Cerberus or its related parties have invested. From time to time, Cerberus has made the services of these consultants available to Cerberus portfolio companies. The Company incurred $1 million and $2 million of expense during the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, respectively, in connection with Cerberus consulting services and believes that these transactions were on an arms' length basis. Interest expense on the Second Lien Credit Agreement provided by Cerberus totaled $7 million and $26 million for the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, respectively.

Other Transactions with Daimler

The Company had routine transactions with Daimler in the ordinary course of business, which included the purchase of certain vehicles, the purchase and sale of certain vehicle parts, as well as transition services, which included, but were not limited to, financial, information technology and operational services. Daimler also provided the Company manufacturing and engineering related services. In addition, financial resources were provided to the Company via financing arrangements under the Second Lien Credit Agreement (see Note 12, Financial Liabilities) and cash sweep arrangements with the NSCs. Interest expense on financial resources provided by Daimler, primarily related to the Second Lien Credit Agreement, totaled $29 million and $103 million for the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, respectively. The Company also had derivative financial instruments with a Daimler affiliate to manage its exposure to the variability of future cash flows from forecasted commodity transactions during the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008.

During the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, the Company sold vehicles and parts, as well as provided transition services to Daimler totaling $46 million and $708 million, respectively. Purchases of vehicles, parts and manufacturing and engineering related services from Daimler totaled $86 million and $876 million for the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, respectively.

The Company is party to the MAFA with Chrysler Financial and the principal terms of the MAFA include the following:

•

Provides exclusivity for Chrysler Financial with respect to certain vehicle and leasing incentives offered by the Company to consumers including interest free periods, finance charge subsidies, lease pull ahead programs, capitalized cost reductions, waivers of security deposit, lease or financing pre-approval programs or down payment assistance programs, as well as Chrysler Financial's ability to provide dealer and fleet financing, including exclusive access to subvention programs offered to dealers.

•

Provides for approval targets related to average credit scores and the number and percentage of retail contracts purchased from dealers for consumer financing by Chrysler Financial, as well as wholesale penetration targets related to dealer inventory financing provided by Chrysler Financial, in order to maintain exclusivity. If Chrysler Financial fails to meet the consumer financial approval targets or wholesale penetration targets, exclusivity can be revoked by the Company under certain specific conditions. The MAFA contains a capital markets disruption clause whereby exclusivity related to retail financing cannot be terminated by the Company for failure to achieve approval targets if credit is not available on commercially reasonable terms to other borrowers with credit standing similar to that of Chrysler Financial for a period of three months or longer.

•

Includes a residual risk sharing agreement which covers all Chrysler Financial operating leases, all Chrysler Financial plus balloon note contracts and all business vehicle finance leases and balloon notes that were acquired on or after August 4, 2007, through and including July 31, 2008. Chrysler Financial is responsible for one-half of the residual loss up to 1 percent of gross capitalized cost, and losses beyond that threshold are borne by the Company. Conversely, Chrysler Financial is entitled to one-half of gains up to 1 percent of gross capitalized cost, with remaining gains being returned to the Company.

•

The Company participates with Chrysler Financial in joint programs to sell used vehicles owned by either the Company or Chrysler Financial, to share the skills and strengths at both companies, to operate efficiently, minimize duplication and permit both parties to benefit from the volume of vehicles sold.

In October 2008, Chrysler Financial registered and was approved to participate in the U.S. Federal Reserve's Commercial Paper Funding Facility ("CPFF"), which allows for the issuance of commercial paper to the Federal Reserve by certain of Chrysler Financial's asset-backed securitization facilities. In January 2009, Chrysler Financial received a loan of $1.5 billion under the Troubled Asset Relief Program ("TARP") to fund retail loans for the purchase of the Company's vehicles.

Transactions in Accordance with the MAFA and other Agreements

On August 1, 2008, the Company and Chrysler Financial amended their MAFA, in order to permit the Company to utilize previously restricted cash in the aggregate amount of $1.0 billion to pre-fund the Company's potential exposure to Chrysler Financial for residual value risk sharing obligations. The residual value risk sharing is associated with vehicle leases financed by Chrysler Financial between August 3, 2007 and July 31, 2008. To facilitate the pre-funding of this potential exposure, a wholly-owned foreign subsidiary of the Company purchased interest bearing income notes in the amount of $1.0 billion due in 2013 from a wholly-owned foreign subsidiary of Chrysler Financial. As of December 31, 2008, this note was included in Advances to Related Parties and Other Financial Assets in the accompanying Consolidated Balance Sheets and is classified in the table below accordingly. The restricted cash balance is expected to be replenished as the income notes are repaid.

On May 6, 2009, the Company and Chrysler Financial entered into an agreement in which the Company agreed to transfer $500 million of cash collateral and the above referenced $1.0 billion note receivable, including accrued interest, to Chrysler Financial in exchange for a reduction in Chrysler Financial's pre-petition claims, primarily representing potential claims under lease vehicle residual loss sharing agreements and rate subvention agreements, as well as Chrysler Financial's waiver of any provisions in the MAFA or its loan agreements with the Company's dealers that would have been breached by arrangements between the Company or its dealers and Ally. As a result, the Company recognized a loss of approximately $1 billion, which represented the cash collateral and note receivable transferred to Chrysler Financial less the value of the potential claims against Old Carco under lease vehicle residual loss sharing agreements and rate subvention agreements. This loss is included in Reorganization Expense, Net, in the accompanying Consolidated Statements of Operations.

The Company historically offered residual value enhancement ("RVE") through Chrysler Financial. Under the RVE arrangement, the consumer's contract payments are based on residual values that are equal to or greater than the Automotive Lease Guide published residual values. The Company accrues the amount required to adjust the contractual residual value from the Automotive Lease Guide published residual value at lease inception. The residual value support payments accrued at lease inception are paid to Chrysler Financial over the original term of the lease. Chrysler Financial is responsible for losses in excess of the residual value support equal to one-half of up to one percent of gross capitalized cost, with any remaining loss being the responsibility of the Company. Unused residual value support up to one percent of gross capitalized cost is shared equally with the Company and Chrysler Financial with any excess being retained by the Company. The Company paid Chrysler Financial $36 million and $77 million under this program for the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, respectively.

The Company sponsors interest rate support programs for its vehicles in order to lower the retail consumer's monthly payment. The Company accounts for these programs as sales incentives. Under the interest rate support program, the Company pays Chrysler Financial, at the inception of the purchase contract, or lease agreement, an amount required to adjust the interest rate implicit in the contract from the standard Chrysler Financial interest rate. For the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, the Company paid Chrysler Financial $129 million and $897 million, respectively, under these agreements.

The Company charged Chrysler Financial $1 million and $3 million for transition services and $13 million and $20 million for interest on financing provided to Chrysler Financial during the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, respectively. Interest expense on financial obligations with Chrysler Financial, other than the Gold Key Lease credit facility discussed below, was $2 million and $10 million during the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, respectively.

Gold Key Lease

Chrysler Financial administers the Company's Gold Key Lease portfolio. The Company has a $4.5 billion ($5.0 billion CAD) secured revolving credit facility from Chrysler Financial to fund this portfolio. As of June 9, 2009 and December 31, 2008, the Company had $1.1 billion and $1.0 billion, respectively, outstanding under the facility and incurred interest expense of $31 million and $105 million during the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, respectively. During the year ended December 31, 2008, the Company made unscheduled payments of approximately $410 million under the secured facility, $76 million of which was reborrowed by the Company in 2008. The Company also incurred credit approval, acquisition and other lease administration fees associated with the Gold Key Lease portfolio of $30 million and $71 million during the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, respectively. Refer to Note 3, Summary of Significant Accounting Policies, and Note 12, Financial Liabilities, for additional information related to this portfolio.

Auburn Hills Owner

The Company participates in a lease of facilities and equipment from Auburn Hills Owner. At the date of the Cerberus Acquisition, the facilities and equipment were sold by the Company to Auburn Hills Owner; however, that transaction did not qualify for sale treatment. Therefore, the accompanying Consolidated Balance Sheets include the related facilities and equipment, as well as a financial obligation to Auburn Hills Owner of $312 million and $313 million as of June 9, 2009 and December 31, 2008, respectively. The financial obligation is included in the table below as "Financial Liabilities to Related Parties." Interest expense incurred on the financial obligation with Auburn Hills Owner totaled $15 million and $25 million for the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, respectively.

Other Transactions with Related Parties

Interest income from financing provided to related parties other than those discussed above was $1 million in both the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, and was primarily from unconsolidated subsidiaries. During the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, the Company sold vehicles and parts to related parties other than those discussed above, primarily unconsolidated subsidiaries, totaling $122 million and $367 million, respectively.

Amounts due from and to related parties were as follows (in millions of dollars):

	June 9, 2009
	Chrysler Financial and Related Parties	Auburn Hills Owner	Other	Total
Amounts due from related parties (included in Prepaid Expenses and Other Assets)	$114	$-	$204	$318
Notes receivable from related parties (included in Prepaid Expenses and Other Current Assets and Advances to Related Parties and Other Financial Assets)	39	-	12	51

Total due from related parties	$153	$-	$216	$369

Amount due to related parties (included in Accrued Expenses and Other Current Liabilities)	$17	$-	$15	$32
Financial liabilities to related parties (included in Financial Liabilities)	1,165	312	7	1,484

Total due to related parties	$1,182	$312	$22	$1,516

	December 31, 2008
	Daimler and Related Parties	Chrysler Financial and Related Parties	Auburn Hills Owner	Cerberus and Related Parties	Other	Total
Amounts due from related parties (included in Prepaid Expenses and Other Assets)	$1,326	$81	$-	$-	$269	$1,676
Notes receivable (included in Prepaid Expenses and Other Current Assets and Advances to Related Parties and Other Financial Assets)	-	1,152	-	-	27	1,179

Total due from related parties	$1,326	$1,233	$-	$-	$296	$2,855

Amount due to related parties (included in Accrued Expenses and Other Liabilities)	$779	$177	$-	$-	$10	$966
Derivative liabilities with related parties (included in Accrued Expenses and Other Liabilities)	12	-	-	-	-	12
Financial liabilities to related parties (included in Financial Liabilities) (a)	1,976	1,128	313	500	28	3,945

Total due to related parties	$2,767	$1,305	$313	$500	$38	$4,923

(a)	Includes amounts owed by the NSCs to Daimler.

Included in the amount due from Daimler as of December 31, 2008 is a tax indemnity receivable of approximately $1.1 billion as a result of Daimler agreeing to indemnify the Company against tax liabilities arising prior to August 3, 2007, as well as against tax liabilities resulting from the Cerberus Acquisition (see Note 14, Income Taxes).

As of June 9, 2009, Cerberus and Daimler are no longer related parties of the Company. Therefore, amounts due to or from Cerberus and Daimler as of June 9, 2009, have been excluded from the above table. As of June 9, 2009, the Company did not have any amounts due to or from Holding. Amounts included in "Other" above, primarily relate to balances with related unconsolidated companies as a result of transactions in the ordinary course of business.

Note 14. Other Transactions with Related Parties

We engage in transactions with unconsolidated subsidiaries, associated companies and other related parties on commercial terms that are normal in the respective markets, considering the characteristics of the goods or services involved.

VEBA Trust

As of September 30, 2011, the VEBA Trust had a 44.7 percent ownership interest in the Company. Interest expense on the VEBA Trust Note totaled $111 million and $107 million for the three months ended September 30, 2011 and 2010, respectively, and $322 million and $312 million for the nine months ended September 30, 2011 and 2010, respectively.

Fiat

Ownership Interest

As of September 30, 2011, Fiat had a 55.3 percent ownership interest in the Company, of which 20.0 percent was obtained in connection with the 363 Transaction in exchange for rights to intellectual property. Fiat's ownership interest increased 5.0 percent in January 2011 upon our achievement of the Technology Event, one of three Class B Events outlined in our Amended and Restated Limited Liability Company Operating Agreement ("LLC Operating Agreement"). The Technology Event was achieved as a result of us delivering an irrevocable commitment letter to the U.S. Treasury stating that we had received the appropriate governmental approvals to begin commercial production of our Fully Integrated Robotised Engine in our Dundee, Michigan facility. In April 2011, Fiat's ownership interest increased an additional 5.0 percent when we delivered a notice to the U.S. Treasury confirming that we had achieved the Non-NAFTA Distribution Event as outlined in our LLC Operating Agreement, under which we attained certain metrics relating to revenue and expansion of sales outside of North America.

On May 24, 2011, and concurrent with our repayment of our U.S. Treasury and EDC credit facilities, Fiat exercised its incremental equity call option and acquired an additional 16 percent fully-diluted ownership interest in the Company pursuant to the terms of our LLC Operating Agreement. We received the entire exercise price of $1,268 million in cash, increasing our contributed capital by the proceeds received, and we issued new Class A Membership Interests to Fiat. Refer to Note 8, Financial Liabilities, for information related to our refinancing transaction and the repayment of our U.S. Treasury and EDC credit facilities.

On July 21, 2011, Fiat acquired all of the Class A Membership Interests in the Company held by the U.S. Treasury, which represented approximately 6 percent of the fully-diluted ownership interest in the Company, for cash consideration of $500 million. On that same day and pursuant to a separate agreement, Fiat paid $125 million in cash to acquire all of the Class A Membership Interests in the Company held by the Canadian Government, which represented approximately 1.5 percent of the fully-diluted ownership interest in the Company.

On July 21, 2011, Fiat also acquired the U.S. Treasury's rights under the equity recapture agreement between the U.S. Treasury and the VEBA Trust for $75 million, of which $15 million was paid to the Canadian Government pursuant to a separate arrangement between the U.S. Treasury and the Canadian Government. The equity recapture agreement provides rights to the economic benefit associated with the membership interests held by the VEBA Trust in excess of a threshold amount of $4.25 billion plus 9 percent per annum from January 1, 2010. Once the VEBA Trust receives proceeds in such amount, any additional proceeds payable to the VEBA Trust and any membership interests retained by the VEBA Trust are to be transferred to Fiat for no further consideration.

Fiat's ownership interest will increase by an additional 5.0 percent upon our achievement of the Ecological Event, the last of the Class B Events, which requires the development and regulatory approval of a vehicle based on Fiat technology that has a combined unadjusted fuel efficiency rating of at least 40 miles per gallon to be produced in the U.S. Taking into account the effects of dilution from the Ecological Event, Fiat will then own 58.5 percent of our outstanding equity. If we do not achieve the Ecological Event by December 31, 2012, Fiat may exercise an option to purchase ownership interests to replace those that were contingent upon the Ecological Event.

Industrial Alliance

Pursuant to our master industrial agreement with Fiat, we established an industrial alliance in which we collaborate with Fiat on a number of fronts, including product and platform sharing and development, global distribution, procurement, information technology infrastructure and process improvement. The alliance is comprised of various commercial arrangements entered into pursuant to the master industrial agreement. As part of the alliance, we have access to certain of Fiat's platforms, vehicles, products and technology. We are obligated to make royalty payments to Fiat related to the intellectual property that was contributed to us by Fiat. The royalty payments are calculated based on a percentage of the material cost of the vehicle, or portion of the vehicle or component, in which we utilize the Fiat intellectual property. In addition, we have agreed to share costs related to certain engineering and development activities and will reimburse each other for costs in excess of the agreed upon cost sharing arrangement. We have also entered into other transactions with Fiat, including the purchase of goods and services in the ordinary course of business.

During 2010, we executed agreements with Fiat which govern the integration of the operations of our European distribution and dealer network into Fiat's distribution organization. In 2010, Fiat assumed the management of our distribution and sales operations in select European countries, and in June 2011, Fiat became the general distributor of our vehicles and service parts in Europe, selling our products through a network of newly appointed dealers.

The following summarizes our transactions with Fiat (in millions of dollars):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Sales of vehicles, parts and services provided to Fiat	$581	$119	$1,326	$179
Purchases of vehicles, parts and/or services from Fiat	121	71	450	187
Purchases capitalized in property, plant and equipment, net and other intangible assets, net	20	19	104	94
Reimbursements to Fiat recognized (1)	5	1	21	8
Reimbursements from Fiat recognized (1)	33	5	75	22

(1)	Includes reimbursements recognized for costs related to shared engineering and development activities performed under the product and platform sharing agreement that is part of our industrial alliance.

Royalty fees incurred for the intellectual property contributed by Fiat were $0.2 million and $1 million for the three and nine months ended September 30, 2011, respectively. No royalty fees were incurred during the three and nine months ended September 30, 2010 due to production utilizing the intellectual property not beginning until December 2010.

U.S. Treasury

Effective July 21, 2011, the U.S. Treasury is no longer deemed to be a related party as a result of Fiat acquiring beneficial ownership of all of the membership interests in the Company held by the U.S. Treasury.

Related party transactions with the U.S. Treasury disclosed below are related to transactions through July 21, 2011, and are limited to activities related to individual contractual agreements and not statutory requirements, such as taxes.

In April 2011, we agreed with the U.S. Treasury that in the event that the obligations under the U.S. Treasury loan agreement were repaid in full and the commitment under that agreement terminated, we would, in lieu of the vitality covenants, governance covenant and Troubled Asset Relief Program ("TARP") covenants, agree to continue to comply with the requirements of TARP as though the Company and our subsidiaries remained a TARP recipient receiving exceptional financial assistance through the date on which the U.S. Treasury sold the Class A Membership Interests it originally acquired in connection with the 363 Transaction. As a result of Fiat acquiring all of the membership interests in the Company held by the U.S. Treasury, we are no longer bound by the requirements of TARP.

In March 2010, we repaid in full, the $123 million outstanding on a loan facility provided by the U.S. Treasury to Chrysler Receivables SPV, LLC ("Receivable SPV") related to the Auto Supplier Support Program. In April 2010, the Auto Supplier Support Program expired and, in accordance with the terms of the agreement, we paid the U.S. Treasury a $40 million exit fee associated with the program, as well as $5 million, which represented 50 percent of the residual equity of Receivable SPV.

Interest expense on financial resources provided by the U.S. Treasury totaled $146 million for the three months ended September 30, 2010, and $229 million and $433 million for the nine months ended September 30, 2011 and 2010, respectively. Interest expense included PIK interest of $17 million for the three months ended September 30, 2010, and $27 million and $51 million for the nine months ended September 30, 2011 and 2010, respectively. For the three months ended September 30, 2010, $17 million of PIK interest was capitalized as financial liabilities in accordance with the loan agreements, and $17 million and $51 million was capitalized for the nine months ended September 30, 2011 and 2010, respectively. No interest expense or PIK interest was incurred or capitalized during the three months ended September 30, 2011, due to the repayment of the U.S. Treasury credit facilities in May 2011. Refer to Note 8, Financial Liabilities, for additional information.

Related Party Summary

Amounts due from and to related parties were as follows (in millions of dollars):

	September 30, 2011
	VEBA Trust	Fiat	Other	Total
Amounts due from related parties (included in Prepaid Expenses and Other Assets)	$-	$755	$8	$763

Amounts due to related parties (included in Accrued Expenses and Other Liabilities)	$110	$314	$12	$436
Financial liabilities to related parties (included in Financial Liabilities)	4,180	-	5	4,185

Total due to related parties	$4,290	$314	$17	$4,621

	December 31, 2010
	VEBA Trust	Fiat	U.S. Treasury	Other	Total
Amounts due from related parties (included in Prepaid Expenses and Other Assets)	$-	$227	$-	$14	$241

Amounts due to related parties (included in Trade Liabilities and Accrued Expenses and Other Liabilities)	$214	$100	$1	$7	$322
Financial liabilities to related parties (included in Financial Liabilities)	4,018	-	5,696	-	9,714

Total due to related parties	$4,232	$100	$5,697	$7	$10,036

Amounts included in "Other" above relate to balances with related unconsolidated companies as a result of transactions in the ordinary course of business.

Note 19.  Other Transactions with Related Parties

We engage in transactions with unconsolidated subsidiaries, associated companies and other related parties on commercial terms that are normal in the respective markets, considering the characteristics of the goods or services involved.

VEBA Trust

In connection with the 363 Transaction, we issued a senior unsecured note and a 67.7 percent ownership interest in the Company to the VEBA Trust in lieu of assuming certain UAW retiree health care benefit obligations owed by Old Carco. Interest expense on the VEBA Trust Note totaled $420 million and $233 million for the year ended December 31, 2010 and for the period from June 10, 2009 to December 31, 2009, respectively. Interest expense on the VEBA Trust Note is included in Interest Expense in the accompanying Consolidated Statements of Operations for the year ended December 31, 2010 and Selling, Administrative and Other Expenses for the period from June 10, 2009 to December 31, 2009, in accordance with the classification of the VEBA Trust Note during the applicable periods.

Refer to Note 12, Financial Liabilities, and Note 18, Employee Retirement and Other Benefits, for further discussion of the VEBA Trust, VEBA Trust Note and Membership Interests.

Fiat

In connection with the 363 Transaction, Fiat received a 20.0 percent ownership interest in the Company in exchange for rights to intellectual property we valued at $320 million as of June 10, 2009. Fiat's ownership stake will increase by an additional 15 percent, in 5 percent increments, upon our achievement of the following Class B Events: (i) developing a 40 mpg vehicle with Fiat technology or platform to be produced in the U.S., (ii) developing a fuel-efficient engine family to be produced in the U.S. and (iii) certain metrics relating to revenue and sales growth outside of North America. If we are unable to achieve these events, Fiat may exercise options to purchase these same interests. Separately, Fiat holds an option to acquire an additional 16 percent interest in the Company; however, this option may not be exercised until the aggregate principal amount of our Government Loans falls below $4.0 billion. All options discussed above are exercisable between January 1, 2013 and June 30, 2016, assuming the conditions discussed above are met. The exercise price for both of these options prior to the completion of an IPO is determined using a defined market-based multiple, not to exceed Fiat's multiple, applied to our reported EBITDA for the most recent four quarters less our net industrial debt. Subsequent to an IPO, the exercise price is determined by reference to a volume-weighted average price per share of our common stock. In any of the scenarios described above, Fiat's ownership interest will increase through dilution of the other members' ownership interests. Fiat also holds call options to purchase a portion of the membership interests held by the VEBA Trust, and the entirety of the membership interests held by the U.S. Treasury. These options may be exercised at exercise prices determined in a manner consistent with those described above, except that the pre-IPO price of the option covering the membership interests held by the U.S. Treasury is to be a negotiated price or, absent agreement, a price established by the average of the closest estimated values determined by two of three investment banks. Prior to the repayment of the Government Loans, Fiat's ownership interest cannot exceed 49.9 percent. Refer to Note 24, Subsequent Events, for additional information related to an increase in Fiat's ownership stake subsequent to December 31, 2010.

On June 10, 2009, and in connection with the 363 Transaction, we entered into a master industrial agreement with Fiat pursuant to which we established an industrial alliance in which the parties collaborate on a number of fronts, including product and platform sharing and development, global distribution, procurement, information technology infrastructure and process improvement. The alliance is comprised of various commercial arrangements entered into pursuant to the master industrial agreement. As part of the alliance, we have access to certain of Fiat's platforms, vehicles, products and technology. We are obligated to make royalty payments to Fiat related to the intellectual property that was contributed to us by Fiat. The royalty payments are calculated based on a percentage of the material cost of the vehicle, or portion of the vehicle or component, in which we utilize the Fiat intellectual property. We have also entered into other transactions with Fiat, including the purchase of goods and services in the ordinary course of business.

During 2010, we executed agreements with Fiat which govern the anticipated integration of the operations of our European distribution and dealer network into Fiat's distribution organization. In 2010, Fiat assumed the management of our distribution and sales operations in select European countries, pending Fiat's appointment as our general distributor in Europe in June 2011. Once appointed, Fiat will distribute our vehicles and service parts in Europe through a network of newly selected dealers. Beginning in October 2010, we assumed responsibility for the distribution of Fiat vehicles and service parts in Mexico.

During the year ended December 31, 2010, we sold vehicles and vehicle parts to Fiat, as well as provided services related to various agreements totaling $485 million. During the period from June 10, 2009 to December 31, 2009, we did not sell any vehicles or vehicle parts to Fiat, however, we provided services totaling $10 million related to various agreements. For the year ended December 31, 2010, purchases from Fiat of vehicles, vehicle parts and services related to various agreements totaled $310 million. For the period from June 10, 2009 to December 31, 2009, purchases from Fiat of vehicle parts and services totaled $57 million. Approximately $110 million and $20 million of the purchases from Fiat for the year ended December 31, 2010 and for the period from June 10, 2009 to December 31, 2009, respectively, have been capitalized in Property, Plant and Equipment, Net in the accompanying Consolidated Balance Sheets.

During the year ended December 31, 2010, royalty fees incurred for the intellectual property contributed were less than $1 million because production utilizing the intellectual property did not begin until December 2010. No royalty fees were incurred in 2009.

U.S. Treasury

In connection with the 363 Transaction, the U.S. Treasury received a 9.8 percent ownership interest in the Company in exchange for loan commitments. Refer to Note 12, Financial Liabilities, for further discussion of the loan commitments. Related party transactions with the U.S. Treasury disclosed below are limited to activities related to individual contractual agreements and not statutory requirements, such as taxes.

In connection with the 363 Transaction, we purchased the equity of Receivable SPV and assumed a $1.5 billion loan facility provided by the U.S. Treasury, which was subsequently reduced to $1.0 billion. The Receivable SPV for the Auto Supplier Support Program was established by the U.S. Treasury to facilitate payment of qualified automotive receivables to certain automotive suppliers. As of December 31, 2009, we had $123 million outstanding on the facility, which was repaid in March 2010. In April 2010, the Auto Supplier Support Program expired, and in accordance with the terms of the agreement, we paid the U.S. Treasury a $40 million exit fee associated with the program, as well as $5 million, which represented 50 percent of the residual equity of Receivable SPV. Refer to Note 12, Financial Liabilities, for further discussion of Receivable SPV and the loan.

Also, in connection with the 363 Transaction, we purchased the equity of Chrysler Warranty SPV LLC ("Warranty SPV"), which was party to an Administration Agreement and Account Control Agreement with the U.S. Treasury in connection with the Warranty Commitment Program. The Warranty Commitment Program was established by the U.S. Government to ensure warranty claims submitted to domestic automakers would be paid to consumers regardless of the automakers' existence. Restricted cash of $318 million was acquired and the liability to repay the U.S. Treasury $280 million plus interest was assumed in the 363 Transaction. The Warranty Commitment Program was terminated in July 2009, at which time we repaid the U.S. Treasury the $280 million loan plus all accrued and unpaid interest.

Interest expense on financial resources provided by the U.S. Treasury totaled $582 million and $313 million for the year ended December 31, 2010 and for the period from June 10, 2009 to December 31, 2009, respectively, of which $68 million and $310 million, respectively, was capitalized as financial liabilities in accordance with the loan agreements. Refer to Note 12, Financial Liabilities, for further discussion.

Related Party Summary

Amounts due from and to related parties as of December 31 were as follows (in millions of dollars):

	2010
	VEBA Trust	Fiat and Related Parties	U.S. Treasury	Other	Total
Amounts due from related parties (included in Prepaid Expenses and Other Assets)	$-	$227	$-	$14	$241

Amounts due to related parties
(included in Trade Liabilities and Accrued Expenses and Other Liabilities)	$214	$100	$1	$7	$322
Financial liabilities to related parties
(included in Financial Liabilities)	4,018	-	5,696	-	9,714

Total due to related parties	$4,232	$100	$5,697	$7	$10,036

	2009
	VEBA Trust	Fiat and Related Parties	U.S. Treasury	Other	Total
Amounts due from related parties (included in Prepaid Expenses and Other Assets)	$-	$10	$-	$8	$18

Amounts due to related parties
(included in Trade Liabilities and Accrued Expenses and Other Liabilities)	$5,077	$37	$40	$5	$5,159
Financial liabilities to related parties
(included in Financial Liabilities)	-	-	5,727	-	5,727

Total due to related parties	$5,077	$37	$5,767	$5	$10,886

Amounts included in "Other" above relate to balances with a related unconsolidated company as a result of transactions in the ordinary course of business.